EXHIBIT 99.1

The Phoenix Companies, Inc.
Investment Portfolio Supplement
As of September 30, 2010

Important disclosures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-
looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the effect of adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (vii) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (viii) the possibility that we not be successful in our efforts to implement a new business plan; (ix) the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate;
(x) further downgrades in our debt or financial strength ratings; (xi) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (xii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (xiii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiv) our ability to attract and retain key personnel in a competitive environment; (xv) our dependence on third parties to maintain critical business and administrative functions; (xvi) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvii) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xviii) the potential need to fund deficiencies in our closed block; (xix) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services;
(xx) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xxi) legislative or regulatory developments; (xxii)
regulatory or legal actions; (xxiii) potential future material losses from our discontinued reinsurance business; (xxiv) changes in accounting standards; (xxv) the potential impact of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results, investor confidence and our stock price;(xxvi) the risks related to a man-made or natural disaster; (xxvii) risks related to changing climate conditions; and (xxviii) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of September 30, 2010. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Page(s)
Table of contents
Summary                                                                                  4
Invested Assets                                                                                    5
Historical Portfolio Ratings                                                                                   6
Bond Portfolio                                                                                 7
Financial Sector Holdings                                                                                                                                                                     8
Structured Securities Portfolio                                                                                    9
Realized Credit Impairment Losses                                                                                   10
Unrealized Gains/Losses                                                                                  11
Commercial Mortgage-Backed Securities (CMBS)              12 - 14
Residential Mortgage-Backed Securities (RMBS)                15 - 22
Collateralized Debt Obligations (CDO) Holdings                   23
Appendix:                                                                               24 - 27
Phoenix Life Insurance Company (PLIC) Closed Block

As of September 30, 2010
Summary
> General account investment portfolio is well diversified and liquid; managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> 91% of bond investments are investment grade. Emphasis is on liquidity with 70% of bonds invested in public securities
> Strict limits on individual financial exposures that mitigate loss potential to any one particular entity; as a result, there is limited exposure to the financial institutions that have been in the news
> Net unrealized gains of $461 million versus net unrealized losses of $325 million at year-end 2009
> Residential mortgage-backed securities (RMBS) exposure is high quality and diversified. Exposure is concentrated in agency and prime-rated securities with only 2.6% of invested assets in Alt-A and subprime investments
> Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings
> No subprime collateralized debt obligations (CDO) exposure. CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities
> No credit default swap (CDS) exposure

Bonds $10,926
76%
Policy Loans $2,313
16%
 Cash & Cash Equivalents $209 1%
 Venture Capital $209 1%
 Stock     $47 >1%
 Mortgages & Real Estate $6 >1%
 Other Invested Assets $672 5%
Total Invested Assets: $14.4 Billion
$ in millions
Market value as of September 30, 2010
Portfolio comprised
primarily of fixed income securities

Percentages based on GAAP Value
As of September 30, 2010
	3Q09	4Q09	1Q10	2Q10	3Q10
Investment Grade Bonds	88.6%	89.2%	89.9%	90.9%	91.0%
Below Investment Grade (BIG) Bonds	11.4	10.8	10.1	9.1	9.0
Percentage of BIG in NAIC 3	51.7	57.9	53.8	55.1	59.0
Percentage of BIG in NAIC 4-6	48.3	42.1	46.2	44.9	41.0
Corporate
Investment Grade	89.3	89.6	90.3	91.0	91.1
Below Investment Grade	10.7	10.4	9.7	9.0	8.9
Structured
Investment Grade	87.2	88.6	89.6	90.7	91.0
Below Investment Grade	12.8	11.4	10.4	9.3	9.0
Portfolio quality improved

$ in millions
Market value as of September 30, 2010
1 Includes $200.3 million of Home Equity Asset Backed Securities also included in the RMBS exhibits
2 Includes $33.9 million of CMBS CDO’s also included in the CMBS exhibits
U.S. Corporates
57%
Foreign Corporates
8%
ABS 6%
 Emerging Markets
3%
Below Investment Grade (BIG) Bonds
by Sector
RMBS
6%
As of September 30, 2010	Market Value	% of Total
Industrials	$2,548.7	23.3%
Residential MBS1	2,063.7	18.9
Foreign Corporates	1,613.5	14.8
Financials	1,525.6	14.0
Commercial MBS	1,114.7	10.2
U.S. Treasuries / Agencies	650.5	5.9
Utilities	524.5	4.8
Asset Backed Securities	369.7	3.4
CBO/CDO/CLO2	228.0	2.1
Taxable Municipals	189.5	1.7
Emerging Markets	97.7	0.9
Total	$10,926.1	100.0%
Bonds by Rating
NAIC 1
58.3%
NAIC 2
32.7%
NAIC 3 & Lower
(BIG)
9.0%
CDO/CLO
18%
CMBS 2%
Bond portfolio diversified by sector

Sector	Book Value	Market Value	% General Account	% in Closed Block
Bank	$461.7	$459.7	3.2%	68.5%
Broker-Dealer	86.6	89.6	0.6	48.9
Commercial Finance	59.0	59.6	0.4	40.7
Consumer Finance	46.9	48.8	0.3	69.6
Diversified Financial	258.0	215.6	1.5	49.5
Insurance	343.1	363.2	2.5	66.6
Leasing/Rental	83.0	94.9	0.7	62.0
REITS	181.4	193.8	1.4	63.0
Project Finance	0.3	0.4	-	-
Total	$1,520.0	$1,525.6	10.6%	62.0%
$ in millions
As of September 30, 2010
Percentages based on market value
Diverse financial sector holdings

AAA
70.6%
B or less - 4.4%
BBB - 6.3%
AA - 4.5%
A - 9.6%
BB - 4.6%
$ in millions
Market value as of September 30, 2010, Quality rating breakdown based on NAIC ratings
1 Includes $33.9 million of CMBS CDOs
As of September 30, 2010	Market Value	% of Total
Residential MBS	$ 1,863.4	49.4%
Commercial MBS	1,114.7	29.5
CBO/CDO/CLO1	228.0	6.0
Other ABS	218.9	5.8
Home Equity	200.3	5.3
Auto Loans	88.1	2.3
Manufactured Housing	36.7	1.0
Aircraft Equipment Trust	26.0	0.7
Total	$3,776.1	100.0%
High quality
structured securities portfolio
> Structured portfolio is 91% investment grade
> RMBS (49.4%) and CMBS (29.5%) dominate the structured portfolio

Moderation in credit impairments
GAAP Credit Impairments
	3Q09	4Q09	1Q10	2Q10	3Q10
Prime RMBS	$1.3	$0.6	$0.7	$1.9	-
Alt-A RMBS	2.1	6.6	4.6	2.4	0.5
Subprime RMBS	-	0.2	0.1	-	-
CLO/CDO	6.0	3.8	5.5	3.4	3.6
CMBS	-	1.5	1.4	0.7	2.9
Corporate	0.9	15.0	1.9	1.7	1.1
Other ABS/MBS	-	4.5	-	2.1	3.7
Total Debt	$10.3	$32.1	$14.2	$12.2	$11.8
Schedule BA	1.1	0.4	-	-	-
Equity	3.5	1.7	0.3	0.2	0.1
Total Credit Impairments	$14.9	$34.2	$14.5	$12.4	$11.9
$ in millions
As of September 30, 2010

$ in millions
1 All Other - Corporates, RMBS Agency, Other ABS, Foreign, US Government
	December 31, 2009	September 30, 2010	YTD Change
RMBS Prime	$(74.1)	$(24.9)	$49.2
Subprime/Alt-A	(105.1)	(60.7)	44.4
CDO/CLO	(89.6)	(76.2)	13.4
CMBS	(49.9)	29.5	79.4
Financial	(144.2)	5.6	149.8
All Other High Yield	(41.7)	(1.2)	40.5
All Other1	179.6	589.3	409.7
Total	$(325.0)	$461.4	$786.4
Portfolio in a gain position

	Market1	Phoenix
Weighted average credit enhancement	27%	28%
Weighted average credit enhancement (U.S. Treasury defeasance adjusted)	28%	33%
Interest Only (I/O) loans	68%	28%
Weighted average coupon	5.79%	6.38%
Weighted average loan age	59 months	90 months
60+ Delinquency Rate	7.6%	5.4%
As of September 30, 2010
1Sources: Barclays CMBS Index,Trepp, Bloomberg
Well constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
 market
> Avoided 2006 and 2007 aggressive
 underwriting

Vintage	4Q09
2007	14.7%
2006	12.2
2005	8.4
2004	4.4
2003 and prior	3.5
Phoenix CMBS
Stress Test Results
Source: Moody’s Outlook for US CRE/CMBS - November 23, 2009, TREPP, Bloomberg
1 Coverage = Credit Enhancement/Deal Stress Loss
> 66% of the Phoenix CMBS portfolio can withstand >4.0x Moody’s stress loss estimates
> PNX Portfolio Weighted Average Credit Enhancement is 28%
> PNX Portfolio Weighted Average Loss Estimate is 5.3%
PNX Conduit/Fusion Portfolio Weighted Average Coverage1 5.2x
Stress Loss Coverage1
≥ 4.0x	66%
≤ 4.0x	34%
≤ 2.0x	3.7%
≤ 1.0x	0.4%

Phoenix CMBS portfolio stress testing
Moody’s Stress Loss Forecasts
(Conduit/Fusion)

Market value as of September 30, 2010
Percentages based on market value
$ in millions
Highly rated, seasoned
CMBS portfolio
> $1.1 billion in market value
> $151.9 million or 13.3% Government
 guaranteed
> 81.2% AAA and 3.7% BBB or below
> 79.9% 2005 and prior origination
> Only 3% in CMBS CDO’s

High quality, diversified RMBS portfolio
$ in millions
Market value as of September 30, 2010
Rating	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Agency	$1,089.0	$1,151.2	8.0%	100.0%	-	-	-	-
Prime	561.0	536.1	3.7%	60.7%	11.6%	2.3%	0.7%	24.7%
Alt-A	258.2	222.6	1.5%	32.5%	15.9%	7.4%	8.1%	36.1%
Subprime	178.9	153.8	1.1%	65.6%	5.2%	-	10.0%	19.2%
Total	$2,087.1	$2,063.7	14.3%	79.9%	5.1%	1.4%	1.8%	11.8%

	% of General Account	% Rated AAA & AA	% of Portfolio Originated in 2005 & Prior	% of Portfolio Backed by Fixed Rate Collateral	% of Market Backed by Fixed Rate Collateral
Non-Agency Prime	3.7%	72.3%	81.7%	93.5%	48.0%
Alt-A	1.5	48.4	73.7	100.0	34.0
Subprime	1.1	70.8	66.0	88.0	32.0
Market value as of September 30, 2010
Source: JP Morgan MBS Research, Bank of America/Merrill Lynch Credit Round-up
Well constructed RMBS portfolio

RMBS delinquencies
better than market
Market value as of September 30, 2010
Source: JP Morgan MBS Research 60+ day

$ in millions
As of September 30, 2010
High quality, seasoned
non-agency prime RMBS holdings
> $536.1 million market value
> 72.3% AAA and AA rated
> 81.7% 2005 and prior origination
> 93.5% fixed rate

As of September 30, 2010
Source: JP Morgan MBS Research - September 2010, Bloomberg
Market Phoenix
Weighted average credit enhancement 4.6% 9.7%
Weighted average 60+ day delinquent loan 12.3% 5.5%
Phoenix prime portfolio loss coverage: using 40% loss severity 0.93x 4.4x
Well constructed
non-agency prime RMBS portfolio

$ in millions
Market value as of September 30, 2010
Seasoned
non-agency Alt-A RMBS holdings
> $222.6 million market value
> 48.4% AAA or AA rated
> 73.7% 2005 and prior originations
> Phoenix 60+ day delinquent 14.6% vs.
 28.1% for Alt-A market

As of September 30, 2010
Sources: JP Morgan MBS Research - September 2010
Bank of America/Merrill Lynch - September 2010
Option ARM 32% -
Alt-A ARM 34% -
Alt-A Fixed 34% 100%
60+ Delinquent 28.1% 14.6%
Alt-A Market Phoenix
Fixed-rate
non-agency Alt-A RMBS portfolio

$ in millions
Market value as of September 30, 2010
Source: JP Morgan MBS Research September 2010
High quality
non-agency subprime RMBS portfolio
> $153.8 million market value
> 70.8% rated AAA or AA
> Phoenix 60+ day delinquent
 19.7% vs. 42.2% for the subprime
 market
> Phoenix weighted average credit
 support is 30.7%

Diversified CDO holdings
$ in millions
No affiliated CDO holdings as of September 30, 2010
Percentages based on market value
Collateral	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Bank Loans	$241.8	$188.6	1.3%	-	3.4%	8.1%	26.5%	62.0%
Inv Grade Debt	6.7	5.5	-	-	49.4%	-	50.6%	-
CMBS	55.7	33.9	0.2%	34.3%	44.9%	6.2%	5.3%	9.3%
Total	$304.2	$228.0	1.5%	5.1%	10.7%	7.6%	23.9%	52.7%

Appendix

Bonds $6,581
79%
Policy Loans $1,349
16%
 Cash & Cash Equivalents  $28 0%
 Venture Capital  $199 3%
 Stock     $19 0%
 Mortgages & Real Estate       $5 0%
 Other Invested Assets $138 2%
Invested Assets: $8.3 Billion
$ in millions
Market value as of September 30, 2010
PLIC Closed Block investments
primarily fixed income

Percentages based on GAAP Value
As of September 30, 2010
	3Q09	4Q09	1Q10	2Q10	3Q10
Investment Grade Bonds	90.9%	91.6%	92.0%	92.5%	92.6%
Below Investment Grade (BIG) Bonds	9.1	8.4	8.0	7.5	7.4
Percentage of BIG in NAIC 3	60.7	64.3	62.1	62.6	67.3
Percentage of BIG in NAIC 4-6	39.3	35.7	37.9	37.4	32.7
Public Bonds	67.7	67.4	68.2	67.5	66.5
Private Bonds	32.3	32.6	31.8	32.5	33.5
PLIC Closed Block
portfolio high quality

U.S. Corporates
59%
Foreign Corporates
9%
ABS - 5%
 Emerging Markets -5%
$ in millions
Market value as of September 30, 2010
1 Includes $23.0 million of Home Equity Asset Backed Securities
2 Includes $19.9 million of CMBS CDO’s
Below Investment Grade (BIG) Bonds
by Sector
Bond Portfolio Phoenix Closed Block
As of September 30, 2010%
Industrials	$1,716.2	26.1
Residential MBS1	1,041.3	15.8
Foreign Corporates	1,007.5	15.3
Financials	946.3	14.4
Commercial MBS	719.5	10.9
U.S. Treasuries / Agencies	406.6	6.2
Utilities	351.1	5.3
Taxable Municipals	123.8	1.9
Asset Backed Securities	102.2	1.6
CBO/CDO/CLO’s2	92.6	1.4
Emerging Markets	74.2	1.1
Total	$6,581.3	100.0%
Bonds by Rating
NAIC 1
58.7%
NAIC 2
33.9%
NAIC 3 & Lower
7.4%
RMBS - 7%
CLO/CDO
13%
CMBS - 2%
PLIC Closed Block
portfolio diversified